Exhibit 10.31

                                                               WARRANT NO. W-1

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN AGREEMENT ON FILE AT THE OFFICES OF THE CORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                               WARRANT CERTIFICATE

                       TO PURCHASE SHARES OF COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE, OF
                              DIANON SYSTEMS, INC.

                     Exercisable commencing October 5, 1995:
         Void after 5:00 p.m., New York City time, on October 4, 1997.

     THIS CERTIFIES that, for value received, G. S. Beckwith Gilbert, or registered assigns, is the owner of 800,000 Warrants (as defined below), each of which, upon the exercise thereof, entitles the registered holder thereof to purchase from DIANON Systems, Inc., a Delaware corporation (the "Corporation"), and requires the Corporation to issue, one fully paid, duly authorized and nonassessable share (the "Number Issuable") of Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock"), at any time commencing October 5, 1995, and continuing up to 5:00 p.m., New York City time, on October 4, 1997, at an exercise price of $6.00 (the "Exercise Price"), subject to the conditions hereinafter set forth. The Number Issuable and the Exercise Price are subject to adjustment from time to time pursuant to the provisions of Sections 1 and 2 of this Warrant Certificate. The Warrants evidenced by this Certificate are the two-year warrants to purchase up to 800,000 shares of Common Stock (the "Warrants") issued pursuant to a Stock and Warrant Purchase Agreement dated as of October 4, 1995 among the Gilbert Family Trust, the G.S. Beckwith Gilbert I.R.A. Contributory Account, G.S. Beckwith Gilbert and the Corporation (the "Purchase Agreement").

     1. Subject to the last two paragraphs of this Section 1, the Warrants evidenced hereby may be exercised by the registered holder hereof at any time on or before 5:00 p.m., New York City time, on October 4, 1997 (the "Expiration Date"), upon (a) surrender to the Corporation at the principal office of the Corporation in the State of Connecticut (the "Transfer Agent") or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors of the Corporation, of this Warrant Certificate accompanied by a written notice in the form attached hereto stating that such holder elects to exercise all or a specified number of the Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and (b) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants. Payment of the Exercise Price shall be made in cash by cashier's check. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of the Warrants evidenced hereby. As promptly as practicable, and in any event within five Business Days after the surrender of this Warrant

Certificate, receipt of such notice relating thereto and payment of the Exercise Price for the number of shares issuable upon exercise of the Warrants evidenced hereby then being exercised and, if applicable, all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock issuable upon the exercise of such Warrants and (ii) if less than the full number of Warrants evidenced hereby are then being exercised, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of giving of such notice, surrender of this Warrant Certificate and payment of the Exercise Price and transfer takes as aforesaid so that the person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the person entitled to receive such shares as the record holder thereof while the transfer books of the Corporation for Common Stock are closed for any purpose (but not for any period in excess of 15 days); but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable and at the Exercise Price in effect at the date of such surrender.

     The registered holder hereof shall have the (a) right at any time within one year after the date hereof to elect to forego the second year of some or all of the Warrants evidenced hereby and (b) upon such election the right thereafter until 5:00 p.m., New York City time, on October 4, 1996 to exercise such Warrants at an exercise price of $5.00 (increased or decreased, as the case may be, to reflect the effect of each adjustment made, at any time prior to such exchange, to the Exercise Price pursuant to Section 2 as if the Exercise Price of this Warrant had been $5.00 since the date hereof). Upon such election, the Company shall extinguish, as an adjustment to the purchase price paid for such Warrants, for each such Warrant for which such election has been made, $0.37 of the Principal Amount (as defined in the Note) due under the Note upon payment of the interest due on such extinguished amount for the period from the date hereof through the date of such election.

     In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price (as defined in Section 12) per share of Common Stock on the date on which such Warrants are deemed to have been exercised. If more than one such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

     2. (a) The Number Issuable shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall at any time or from time to time after the Issue Date (as defined in Section 12) (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the Number Issuable in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or been entitled to receive after the occurrence of any of the events described above, had such Warrant been exercised immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, at the close of business on the day upon which such corporate action becomes effective.

          (ii) In case the Corporation shall at any time or from time to time after the Issue Date distribute to all holders of its shares of Common Stock (including any distribution made in connection with a merger in which the Corporation is the surviving corporation), evidences of its indebtedness, securities of the Company (other than Common Stock) or assets (excluding cash dividends or distributions referred to in paragraph (i) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase securities of the Company or shares of Common Stock, then in each case the Number Issuable thereafter upon the exercise of each Warrant shall be determined by multiplying the Number Issuable theretofore upon the exercise of each Warrant by a fraction, the numerator shall be the Current Market Price per share of Common Stock on the date of such distribution; or, if established, the record date for the determination of holders of shares of Common Stock entitled to receive such distribution, and of which the denominator shall be such Current Market Price per share of Common Stock less the then Fair Market Value (as determined in good faith by the Board of Directors of the Corporation whose determination shall be conclusive) of the portion of such evidences of indebtedness securities or assets so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

          (iii) For purposes of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

          (iv) The term "dividend", as used in this paragraph (a) shall mean a dividend or other distribution upon stock of the Corporation except pursuant to the Rights Agreement (as defined in Section 12). Notwithstanding anything in this Section 2 to the contrary, the Number Issuable shall not be adjusted as a result of (A) any dividend, distribution or issuance of securities of the Corporation pursuant to the Rights Agreement or (B) any dividend to stockholders of put rights entitling the holder thereof to sell shares of Common Stock to the Corporation at a specific price which may be in excess of the Current Market Price of Common Stock at the time such put rights are distributed.

          (v) Notwithstanding anything in this paragraph (a) to the contrary, the Corporation shall not be required to give effect to any adjustment in the Number Issuable unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change in the Number Issuable by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Number Issuable by at least one-hundredth of one share of Common Stock, such change in the Number Issuable shall thereupon be given effect.

          (vi) Upon the expiration of any rights, options, warrants or convertible or exchangeable securities, if any thereof shall have been the basis for an adjustment in the Number Issuable and the Exercise Price pursuant to Sections 2(a)(ii) and (b), respectively, and shall not have been exercised, the Number Issuable and the Exercise Price shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted or had the original adjustment not been required, as the case may be, as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or convertible or exchangeable securities and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or convertible or exchangeable securities, whether or not exercised.

          (vii) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph (a).

          (viii) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter, no adjustment in the Number Issuable then in effect shall be required by reason of the taking of such record.

          (ix) There shall be no adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraphs
     (a)(i), (a)(ii) and (c) of this Section 2.

     (b) The Exercise Price shall be subject to adjustment from time to time as follows: upon each adjustment of the Number Issuable made pursuant to paragraph
(a) of this Section 2, the Exercise Price effective immediately prior to the making of such adjustment shall thereafter be adjusted to be the amount obtained by dividing (i) the product of (A) the applicable Number Issuable immediately prior to such adjustment and (B) the Exercise Price in effect immediately prior to such adjustment by (ii) the Number Issuable immediately after such adjustment.

     (c) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph (a)(i) of this Section 2), or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), at the option of the holder of any Warrant evidenced hereby (i) each such Warrant then outstanding shall thereafter be exercisable for, in lieu of the shares of Common Stock issuable upon such exercise immediately prior to consummation of such Transaction, the kind and amount of shares of capital stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction), or (ii) each such Warrant shall entitle the holder thereof to receive, upon exercise thereof by presentation of the Warrant Certificate therefor and payment of the Exercise Price to the Surviving Person (as defined in Section 12) subsequent to the consummation of such Transaction
(A) if the Surviving Person is a Qualified Person (as defined in Section 12), that number of shares of Survivor Common Stock (as defined in Section 12) of the Surviving Person determined by multiplying the applicable Number Issuable immediately prior to the consummation of such Transaction by a fraction, the numerator of which is the Current Market Price of the Common Stock immediately prior to the consummation of such Transaction and the denominator of which is the Current Market Price of the Survivor Common Stock of the Surviving Person for the 20 Trading Days immediately preceding the consummation of the Transaction giving rise to the adjustment in this paragraph (c) or (B) if the Surviving Person is not a Qualified Person, cash equal to the Fair Market Value, as of the consummation of such Transaction (computed without interest), of the securities or other property to which such holder would have been entitled under clause (i) above, as determined by an independent investment banking firm (with an established national reputation as a valuer of equity securities). In any such case, if necessary, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions set forth in this
Section 2 with respect to rights and interests thereafter of the holder of the Warrants evidenced hereby to the end that the provisions set forth herein for the protection of the purchase rights of such Warrants shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of capital stock and other securities and property issuable upon exercise of such Warrants remaining outstanding (with such adjustments in the Exercise Price and the Number Issuable and such other adjustments in the provisions hereof as the Board of Directors shall determine to be appropriate). In case securities of property other than Common Stock shall be issuable or deliverable upon exercise of the Warrants evidenced hereby as aforesaid, then all references in this Section 2 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

     Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, the Surviving Person thereof shall assume, by written instrument mailed to the holder of the Warrants evidenced hereby, the obligation to deliver to such holder such cash, shares of Survivor Common Stock or other securities to which such holder is entitled in accordance with the foregoing provisions and such Surviving Person shall have mailed to such holder an opinion of independent counsel for such Person stating that such assumption agreement is a valid, binding and enforceable agreement of the Surviving Person.

     3. In case at any time or from time to time prior to the Expiration Date the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of such cases, the Corporation shall give at least 10 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holder of the Warrants evidenced hereby at its address as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (a) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (b) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be; provided, that in the case of any Transaction to which paragraph
(c) of Section 2 applies, the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of record of Common Stock shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

     4. Upon any increase or decrease in the Number Issuable or any adjustment of the Exercise Price, then, and in each such case, the Corporation shall promptly deliver to the Transfer Agent of the Warrants and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable and the Exercise Price then in effect following such adjustment. The Corporation shall also promptly after the making of such adjustment give written notice to the registered holder of the Warrants evidenced hereby at its address as shown on the books of the Corporation maintained by the Transfer Agent thereof, which notice shall state the increased or decreased Number Issuable and the Exercise Price then in effect following such adjustment and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to the holder of the Warrants evidenced hereby may be given in advance and included as part of the notice required under the provisions of Section 3.

     5. The Corporation covenants and agrees that all shares of capital stock of the Corporation which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Corporation further covenants and agrees that, until the Expiration Date, the Corporation will at all times reserve such number of shares of its capital stock as may be sufficient to permit the exercise in full of such Warrants.

     6. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled to any rights whatsoever as a stockholder of the Corporation except as herein provided.

     7. The rights represented by this Warrant Certificate (including, but not limited to, the Warrants evidenced hereby) shall not be transferred, sold, assigned or hypothecated, except as permitted by the Purchase Agreement. Any transfer shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered holder hereof, at the principal executive office of the Corporation. Thereupon, the Corporation shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

     8. The Corporation covenants that it shall, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Corporation, execute and deliver to the registered holder hereof a new Warrant Certificate or Certificates in denominations specified by such holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

     9. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Corporation, or, in the case of mutilation, upon surrender and cancellation thereof, the Corporation will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

     10. This Warrant Certificate shall be construed and enforced in accordance with the laws of the State of Delaware.

     11. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Corporation and the registered holder hereof any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Corporation and such registered holder.

     12. For the purposes of this Warrant Certificate, the following terms shall be defined as follows:

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law to close.

     "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period, shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which Common Stock or such other securities are listed or admitted to trading or, if Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, in each case, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date Common Stock or such other securities are not quoted by any such organization, in each case, the average of the closing bid and asked prices as furnished by a professional market maker making a market in Common Stock or other such securities selected by the Board of Directors of the Corporation. If Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established reputation as a valuer of securities, which opinion may be based on such assumptions as such firm shall deem necessary and appropriate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

     "Issue Date" shall mean the first date on which Warrants are issued.

     "Person" shall mean any individual, partnership, joint venture, joint stock
company,   association,   corporation,   trust,   unincorporated   organization,
government or department or agency of government, or other entity.

     "Qualified Person" shall mean any Person that, immediately after giving effect to the applicable Transaction, (i) is a solvent corporation or other entity organized under the laws of any State of the United States of America having its common stock or, in the case of an entity other than a corporation, equivalent equity securities, listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or any successor thereto or other comparable system, and such common stock or equivalent equity security continues to meet the requirements for such listing and (ii) is required to file, and in each of its three fiscal years immediately preceding the consummation of the applicable Transaction (or since its inception) has filed, reports with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act.

     "Rights" shall mean any rights to purchase securities of the Corporation issued pursuant to any Rights Agreement.

     "Rights Agreement" shall mean the Rights Agreement dated as of April 24, 1994 between the Corporation and American Stock Transfer and Trust Company, as amended and as it may be further amended from time to time, and any similar rights agreement that may hereafter be adopted by the Corporation, as it may be amended from time to time.

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     "Surviving Person" shall mean the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Corporation, or the Person consolidating with or merging into the Corporation in a merger, consolidation or other corporate combination in which the Corporation is the continuing or surviving Person, but in connection with which the Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however, that, if such Surviving Person is a direct or indirect Subsidiary of a Qualified Person, the parent entity that is a Qualified Person shall be the Surviving Person.

     "Survivor Common Stock" with respect to any Person shall mean any shares of any class or series of capital stock of such Person which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and which is not subject to redemption by such Person; provided, however, that, if at any time there shall be more than one such class or series, the shares of each such class and series issuable upon exercise of the Warrants then being exercised shall be substantially in the proportion to the total number of shares of each such class and series.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed, all as of the day and year first above written.


                                    DIANON SYSTEMS, INC.


                                    By:      /s/Richard A. Sandberg
                                       ------------------------------------
                                        Name: Richard A. Sandberg
                                        Title:President, Chairman and Chief
                                              Executive Officer

                              DIANON SYSTEMS, INC.

                              ELECTION TO PURCHASE


DIANON SYSTEMS, INC.
200 Watson Boulevard
Stratford, Connecticut  06497


     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant surrendered herewith for, and to purchase thereunder, --------------------------------- shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:*

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
             (Please Print Name, Address and Social Security Number)

and, if said number of Shares shall not be all of the shares of Common Stock purchasable under the Warrant, that a new Warrant certificate for the balance of the shares of Common Stock purchasable under the Warrant surrendered herewith be registered in the name of the undersigned Warrantholder or the Assignee* thereof as indicated below and delivered to the address stated below:

            Dated: ------------------------------, 19---

            Name of Warrantholder or
               Assignee (Please Print):-------------------------------

            Address:--------------------------------------------------

            Signature:------------------------------------------------**

         Signature Guaranteed:----------------------------------------
                              Signature of Guarantor
                              [FORM OF ASSIGNMENT]

     (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED -------------------------------- hereby sells, assigns and transfers unto --------------------------------------- the Warrant
Certificate surrendered herewith, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ----------------------------- Attorney, to transfer the Warrant Certificate on the books of the Corporation named therein, with full power of substitution.


----------
*     The  Warrant  and  the  Stock  and  Warrant  Purchase   Agreement  contain
      restrictions on sale, assignment or transfer of this Warrant.

** Note: The above signature must correspond with the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatsoever, unless this Warrant has been assigned.

Dated: ------------------------------     --------------------------------------
                                          (Signature   must   conform   in   all
                                          respects   to   name  of   holder   as
                                          specified  on the face of the  Warrant
                                          Certificate.)

     If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable under the Warrant Certificate surrendered herewith, the undersigned requests that a new Warrant Certificate representing the remaining balance of the shares of Common Stock be registered in the name of whose address is and that such Warrant Certificate be delivered to whose address is .


Signature Guaranteed:




------------------------------